                                                                     EXHIBIT 3.2


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                                     BYLAWS

                                       OF

                               BROADBANDNOW, INC.
















                                                       Adopted December 16, 1999



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

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
ARTICLE 1         OFFICES                                                    1
         SECTION 1.1   REGISTERED OFFICE                                     1
         SECTION 1.2   OTHER OFFICES                                         1
ARTICLE 2         MEETINGS OF STOCKHOLDERS                                   1
         SECTION 2.1   PLACE OF MEETINGS                                     1
         SECTION 2.2   ANNUAL MEETING                                        1
         SECTION 2.3   SPECIAL MEETINGS                                      1
         SECTION 2.4   NOTICE                                                1
         SECTION 2.5   NOTICE OF STOCKHOLDER BUSINESS                        2
         SECTION 2.6   VOTING LIST                                           3
         SECTION 2.7   QUORUM                                                3
         SECTION 2.8   REQUIRED VOTE                                         3
         SECTION 2.9   PROXIES                                               4
         SECTION 2.10  RECORD DATE                                           4
         SECTION 2.11  INSPECTORS OF ELECTIONS                               5
ARTICLE 3         DIRECTORS                                                  6
         SECTION 3.1   MANAGEMENT                                            6
         SECTION 3.2   NUMBER; CLASSES; ELECTION                             6
         SECTION 3.3   CHANGE IN NUMBER                                      6
         SECTION 3.4   NOMINATION BYLAW                                      6
         SECTION 3.5   REMOVAL                                               8
         SECTION 3.6   VACANCIES AND NEWLY CREATED DIRECTORSHIPS             8
         SECTION 3.7   CUMULATIVE VOTING PROHIBITED                          8
         SECTION 3.8   PLACE OF MEETINGS                                     9
         SECTION 3.9   ANNUAL MEETINGS                                       9
         SECTION 3.10  REGULAR MEETINGS                                      9
         SECTION 3.11  SPECIAL MEETINGS                                      9
         SECTION 3.12  QUORUM                                                9
         SECTION 3.13  ACTION WITHOUT MEETING; TELEPHONE MEETINGS            9
         SECTION 3.14  CHAIRMAN OF THE BOARD                                10
         SECTION 3.15  COMPENSATION                                         10
ARTICLE 4         COMMITTEES                                                10
         SECTION 4.1   DESIGNATION                                          10
         SECTION 4.2   NUMBER; TERM                                         10
         SECTION 4.3   AUTHORITY                                            10
         SECTION 4.4   COMMITTEE CHANGES; REMOVAL                           10
         SECTION 4.5   ALTERNATE MEMBERS; ACTING MEMBERS                    10
         SECTION 4.6   REGULAR MEETINGS                                     10
         SECTION 4.7   SPECIAL MEETINGS                                     11
         SECTION 4.8   QUORUM; MAJORITY VOTE                                11
         SECTION 4.9   MINUTES                                              11
         SECTION 4.10  COMPENSATION                                         11

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                                TABLE OF CONTENTS
                                   (Continued)

                                                                           PAGE
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
ARTICLE 5         NOTICES                                                  12
         SECTION 5.1   METHOD                                              12
         SECTION 5.2   WAIVER                                              12
         SECTION 5.3   EXCEPTION TO NOTICE REQUIREMENT                     12
ARTICLE 6         OFFICERS                                                 13
         SECTION 6.1   OFFICERS                                            13
         SECTION 6.2   ELECTION                                            13
         SECTION 6.3   COMPENSATION                                        13
         SECTION 6.4   REMOVAL AND VACANCIES                               13
         SECTION 6.5   CHIEF EXECUTIVE OFFICER                             13
         SECTION 6.6   PRESIDENT                                           14
         SECTION 6.7   VICE PRESIDENTS                                     14
         SECTION 6.8   SECRETARY                                           14
         SECTION 6.9   ASSISTANT SECRETARIES                               14
         SECTION 6.10  TREASURER                                           14
         SECTION 6.11  ASSISTANT TREASURERS                                15
         SECTION 6.12  OTHER OFFICERS                                      15
ARTICLE 7         CERTIFICATES REPRESENTING SHARES                         15
         SECTION 7.1   CERTIFICATES                                        15
         SECTION 7.2   LEGENDS                                             15
         SECTION 7.3   LOST CERTIFICATES                                   15
         SECTION 7.4   TRANSFER OF SHARES                                  16
         SECTION 7.5   REGISTERED STOCKHOLDERS                             16
ARTICLE 8         INDEMNIFICATION                                          16
         SECTION 8.1   ACTIONS, SUITS OR PROCEEDINGS OTHER THAN
                       BY OR IN THE RIGHT OF THE CORPORATION               16
         SECTION 8.2   ACTIONS OR SUITS BY OR IN THE RIGHT OF
                       THE CORPORATION                                     16
         SECTION 8.3   INDEMNIFICATION FOR COSTS, CHARGES AND
                       EXPENSES OF SUCCESSFUL PARTY                        17
         SECTION 8.4   DETERMINATION OF RIGHT TO INDEMNIFICATION           17
         SECTION 8.5   ADVANCE OF COSTS, CHARGES AND EXPENSES              17
         SECTION 8.6   PROCEDURE FOR INDEMNIFICATION                       18
         SECTION 8.7   OTHER RIGHTS; CONTINUATION OF RIGHT TO
                       INDEMNIFICATION                                     18
         SECTION 8.8   CONSTRUCTION                                        19
         SECTION 8.9   SAVINGS CLAUSE                                      19
         SECTION 8.10  INSURANCE                                           20

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                                TABLE OF CONTENTS
                                   (Continued)

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
                                                                           PAGE
                                                                           ----
ARTICLE 9         GENERAL PROVISIONS                                       20
         SECTION 9.1   DIVIDENDS                                           20
         SECTION 9.2   RESERVES                                            20
         SECTION 9.3   AUTHORITY TO SIGN INSTRUMENTS                       20
         SECTION 9.4   FISCAL YEAR                                         20
         SECTION 9.5   SEAL                                                21
         SECTION 9.6   TRANSACTIONS WITH DIRECTORS AND OFFICERS            21
         SECTION 9.7   AMENDMENTS                                          21

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


                                     BYLAWS
                                       OF
                               BROADBANDNOW, INC.
--------------------------------------------------------------------------------

                                    ARTICLE 1
                                     OFFICES

         SECTION 1.1 REGISTERED OFFICE. The registered office and registered agent of BroadbandNOW, Inc., a Delaware corporation (the "CORPORATION"), will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware to amend such information.

         SECTION 1.2 OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

         SECTION 2.1 PLACE OF MEETINGS. Meetings of stockholders for all purposes may be held at such time and place, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         SECTION 2.2 ANNUAL MEETING. An annual meeting of stockholders of the Corporation shall be held each calendar year at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

         SECTION 2.3 SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, the Certificate of Incorporation or these Bylaws, may be called only by the Chairman of the Board, the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors or a majority of an entire committee of the Board of Directors. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting.

         SECTION 2.4 NOTICE. Written or printed notice stating the place, date, and hour of each meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. If such notice is sent by mail, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation. Notice of

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


any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         SECTION 2.5 NOTICE OF STOCKHOLDER BUSINESS.

         (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

         (b) For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Bylaw, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such business must be a proper matter for stockholder action under the Delaware General Corporation Law, (3) if the Stockholder, or the beneficial owner on whose behalf any such proposal is made, has provided the Corporation with a Solicitation Notice (as that term is hereinafter defined) such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, and have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this Bylaw, the stockholder or beneficial owner proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Bylaw. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the later of the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made or 90 days before the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (v) a brief description of the business desired to brought before the meeting and the reasons for conducting such business at the meeting, (w) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (x) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (y) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (z) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal (an affirmative statement of such intent, a "SOLICITATION NOTICE").


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


         (c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor act or statute), and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

         SECTION 2.6 VOTING LIST. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by the Secretary or such other officer or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         SECTION 2.7 QUORUM. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or any officer of the Corporation presiding over such meeting, may adjourn the meeting from time to time until a quorum shall be present. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting had a quorum been present. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 2.8 REQUIRED VOTE. In all matters other than the election of directors, the affirmative vote of the majority of the votes cast, affirmatively or negatively, shall be the act of the stockholders, unless the question is one on which, by express provision of statute, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question. Directors of the Corporation shall be elected by a plurality.

         SECTION 2.9 PROXIES. (a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

         (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to subsection (a) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

                   (1) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or by an authorized officer, director, employee or agent of the stockholder signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                   (2) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

         (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         (d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

         SECTION 2.10 RECORD DATE. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date


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upon which the resolution fixing the record date is adopted by the Board of
Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such payment, exercise, or other action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         SECTION 2.11 INSPECTORS OF ELECTIONS. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.


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


                                    ARTICLE 3
                                    DIRECTORS

         SECTION 3.1 MANAGEMENT. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors shall keep regular minutes of its proceedings.

         SECTION 3.2 NUMBER; CLASSES; ELECTION. Subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the majority of the whole Board of Directors, provided, however, the initial number of directors constituting the whole Board of Directors shall be six (6), and provided further that so long as any shares of Class B Common Stock of the Corporation remain outstanding, the number of directors constituting the whole Board of Directors shall not be less than five (5). The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided into three classes, Class I, Class II and Class III. Each director shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term expiring at the annual meeting next following the end of the calendar year 1999, the directors first elected to Class II shall serve for a term expiring at the second annual meeting next following the end of the calendar year 1999, and the directors first elected to Class III shall serve for a term expiring at the third annual meeting next following the end of the calendar year 1999. Each director shall hold office until the annual meeting at which such director's term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

         At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

         SECTION 3.3 DECREASE IN NUMBER. No decrease in the number of directors constituting the whole Board of Directors shall have the effect of shortening the term of any incumbent director.

         SECTION 3.4 NOMINATION BYLAW.

         (a) Subject to Section 3.6 and the rights of the holders of any class or series of capital stock to nominate and/or elect directors that are set forth in the Certificate of Incorporation or Certificate of Designation creating such class or series of capital stock, only persons who are

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


nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Bylaw.

         (b) Nominations by stockholders shall be (1) made pursuant to timely notice in writing to the Secretary of the Corporation (2) if the stockholder, or the beneficial owner on whose behalf any such nomination is made, has provided the Corporation with a Nomination Notice (as that term is hereinafter defined), such stockholder or beneficial owner must have delivered a proxy statement and a form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Nomination Notice, and (3) if no Nomination Notice relating thereto has been timely provided pursuant to this Bylaw, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have referenced the delivery of such a Nomination Notice under this Bylaw. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the later of the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made or 90 days before such meeting. and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the later of the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made or 90 days before such meeting. Such stockholder's notice shall set forth (v) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor provision) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (x) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; (y) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Corporation which are beneficially owned by such person, and (z) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "NOMINATION NOTICE"). At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         (c) The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor act or statute), and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

         SECTION 3.5 REMOVAL. Except with respect to the rights of the holders of any class or series of capital stock of the Corporation to remove directors that are set forth in the Certificate of Incorporation or Certificate of Designation creating such class or series of capital stock, no director of the Corporation shall be removed from his office as a director by vote or other action of stockholders except for cause. Except as may otherwise be provided by law, cause for removal of a director shall be deemed to exist only if: (i) the director whose removal is proposed has been convicted, or where a director is granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of at least a majority of the entire Board of Directors at any regular or special meeting of the Board of Directors called for that purpose or by a court of competent jurisdiction to have been grossly negligent or guilty of misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; or (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation.

         SECTION 3.6 VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Subject to the rights of the holders of any series of preferred stock then outstanding, vacancies and newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other causes shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum and not by the stockholders. Any director elected in accordance with this Bylaw shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies.

         SECTION 3.7 CUMULATIVE VOTING PROHIBITED. Cumulative voting shall be prohibited.

         SECTION 3.8 PLACE OF MEETINGS. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

         SECTION 3.9 ANNUAL MEETINGS. The annual meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless by unanimous consent of the directors then elected and serving, such time or place shall be changed.

         SECTION 3.10 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

         SECTION 3.11 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer on twenty-four (24) hours' notice to each director, if by telecopier, electronic facsimile, telegram or other electronic means, or hand delivery, or on three (3) days' notice to each director, if by mail. Except as may be otherwise expressly provided by law or the Certificate of Incorporation, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

         SECTION 3.12 QUORUM. At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 3.13 ACTION WITHOUT MEETING; TELEPHONE MEETINGS. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to applicable notice provisions and unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting, except where a person's participation is for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         SECTION 3.14 CHAIRMAN OF THE BOARD. The Board of Directors may elect a Chairman of the Board to preside at their meetings and to perform such other duties as the Board of Directors may from time to time assign to such person.

         SECTION 3.15 COMPENSATION. The Board of Directors may fix the compensation of the members of the Board of Directors at any time and from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                    ARTICLE 4
                                   COMMITTEES

         SECTION 4.1 DESIGNATION. The Board of Directors may designate one or more committees.

         SECTION 4.2 NUMBER; TERM. Each committee shall consist of one or more directors. The number of committee members may be increased or decreased from time to time by the Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of such committee member's term as director, (ii) such committee member's resignation as a committee member or as a director, or (iii) such committee member's removal as a committee member or as a director.

         SECTION 4.3 AUTHORITY. Each committee, to the extent expressly provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by statute, the Certificate of Incorporation or these Bylaws.

         SECTION 4.4 COMMITTEE CHANGES; REMOVAL. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee. The Board of Directors may remove any committee member, at any time, with or without cause.

         SECTION 4.5 ALTERNATE MEMBERS; ACTING MEMBERS. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

         SECTION 4.6 REGULAR MEETINGS. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

         SECTION 4.7 SPECIAL MEETINGS. Special meetings of any committee may be held whenever called by the Chairman of the committee, or, if the committee members have not elected a Chairman, by any committee member. The Chairman of the committee or the committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least (i) twenty-four (24) hours before such special meeting if notice is given by telecopy, electronic facsimile, telegram or other electronic means, or hand delivery or (ii) at least three (3) days before such special meeting if notice is given by mail. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

         SECTION 4.8 QUORUM; MAJORITY VOTE. At meetings of any committee, a majority of the number of members designated as the committee by the Board of Directors shall constitute a quorum for the transaction of business. Alternate members and acting members shall be counted in determining the presence of a quorum. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The vote of a majority of the members, including alternate members and acting members, present at any meeting at which a quorum is present shall be the act of a committee, unless the act of a greater number is required by law or the Certificate of Incorporation.

         SECTION 4.9 MINUTES. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         SECTION 4.10 COMPENSATION. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

                                    ARTICLE 5
                                     NOTICES

         SECTION 5.1 METHOD. Whenever by statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any stockholder, director or committee member, and no provision is made as to how such notice shall be given, personal notice shall not be required, and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at such stockholder's address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including, but not limited to, overnight courier service, electronic facsimile transmission, electronic mail, telegram, telex, telefax or other means of electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be given when deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by electronic facsimile transmission, electronic mail, telegram, telex, telefax or other means of electronic transmission shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         SECTION 5.2 WAIVER. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by law, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         SECTION 5.3 EXCEPTION TO NOTICE REQUIREMENT. The giving of any notice required under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws shall not be required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated.

                                    ARTICLE 6
                                    OFFICERS

         SECTION 6.1 OFFICERS. The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (who shall rank in such order and who shall have such additional titles or designations, such as "Executive," "Senior," "First," or "Second," as may be determined from time to time by the Board of Directors), a Secretary, and a Treasurer. The Board of Directors may also choose a Chairman of the Board, additional Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents, as it shall deem necessary, including without limitation, a Chief Financial Officer and a Chief Scientist. Any two or more offices may be held by the same person.

         SECTION 6.2 ELECTION. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation, none of whom need be a member of the Board, a stockholder or a resident of the State of Delaware. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         SECTION 6.3 COMPENSATION. The compensation of all officers and agents of the Corporation shall be fixed by the Board of Directors.

         SECTION 6.4 REMOVAL AND VACANCIES. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal. Any officer or agent elected or appointed by the Board of Directors may be removed either for or without cause by a majority of the directors represented at a meeting of the Board of Directors at which a quorum is represented, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         SECTION 6.5 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the senior officer of the Corporation, shall preside at all meetings of the stockholders and the Board of Directors unless the Board of Directors shall elect a Chairman of the Board, in which event the Chief Executive Officer shall preside at meetings of the Board of Directors only in the absence of the Chairman of the Board. The Chief Executive Officer shall be an ex-officio member of the executive committee (if established), and will share the general and active management of the business of the Corporation with the President, and shall see, along with the President, that all orders and resolutions of the Board of Directors are carried into effect. Under the seal of the Corporation, he shall execute bonds, mortgages, and other contracts requiring a seal, except where required or permitted by law to be otherwise signed and executed, except where the signing and execution shall be especially delegated by the Board of Directors to some other officer or agent of the Corporation.

         SECTION 6.6 PRESIDENT. The President shall have general and active management of the business of the Corporation and shall see, along with the Chief Executive Officer, that all orders and resolutions of the Board of Directors are carried into effect. He shall have the authority to execute bonds, mortgages, and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law or by these Amended and Restated Bylaws to be otherwise signed and executed, except where the signing and execution thereof shall be especially delegated by the Board of Directors to some other officer or agent of the Corporation.

         SECTION 6.7 VICE PRESIDENTS. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Each Vice President shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate.

         SECTION 6.8 SECRETARY. Unless the Board of Directors requests otherwise, the Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. In the event the Board of Directors requests the Secretary not to attend or to leave a session of the Board of Directors or a meeting of the stockholders, or in the event the Secretary is absent from such session or meeting, the presiding officer at such session or meeting shall appoint another person to record the votes and minutes of said proceedings. Except as otherwise provided herein, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by the signature of the Secretary or by the signature of the Treasurer or an Assistant Secretary.

         SECTION 6.9 ASSISTANT SECRETARIES. Each Assistant Secretary shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

         SECTION 6.10 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all the Treasurer's transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

         SECTION 6.11 ASSISTANT TREASURERS. Each Assistant Treasurer shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe.

         SECTION 6.12 OTHER OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary, including without limitation, a Chief Financial Officer and Chief Scientist, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

                                    ARTICLE 7
                        CERTIFICATES REPRESENTING SHARES

         SECTION 7.1 CERTIFICATES. The shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on a certificate may be facsimile.

         SECTION 7.2 LEGENDS. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock shall bear such legends as the Board of Directors shall authorize, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

         SECTION 7.3 LOST CERTIFICATES. The Corporation may issue a new certificate representing shares in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as it shall specify and/or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 7.4 TRANSFER OF SHARES. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         SECTION 7.5 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof for any and all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                    ARTICLE 8
                                 INDEMNIFICATION

         SECTION 8.1 ACTIONS, SUITS OR PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall, to the fullest extent authorized or permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 8.1.

         SECTION 8.2 ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall, to the fullest extent authorized or permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 8.3 INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article 8, to the extent that a Director or officer of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

         SECTION 8.4 DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders, that indemnification of the Director or officer is not proper in the circumstances because such person has not met the applicable standards of conduct set forth in Sections 8.1 and 8.2.

         SECTION 8.5 ADVANCE OF COSTS, CHARGES AND EXPENSES. Costs, charges and expenses (including attorneys fees) incurred by a person referred to in Sections
8.1 and 8.2 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in such person's capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article 8. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 8.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such Director or officer of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         SECTION 8.6 PROCEDURE FOR INDEMNIFICATION. Any indemnification under Sections 8.1, 8.2 or 8.3 or advance of costs, charges and expenses under Section
8.5 shall be made promptly, and in any event within 30 days, upon the written request of the Director or officer directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article 8 shall be enforceable by the Director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 8.5 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 8.1 or 8.2, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         SECTION 8.7 OTHER RIGHTS; CONTINUATION OF RIGHT TO INDEMNIFICATION. The indemnification provided by this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article 8 shall be deemed to be a contract between the Corporation and each Director or officer of the Corporation who serves or served in such capacity at any time while this Article 8 is in effect. No amendment or repeal of this Article 8 or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any Director or officer, any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this Article 8 with respect to any costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this Article 8 is in effect. The provisions of this Section 8.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article 8.

         SECTION 8.8 CONSTRUCTION. For purposes of this Article 8:

                  (i) "THE CORPORATION" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, and employees or agents, so that any person who is or was a Director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

                  (ii) "OTHER ENTERPRISES" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

                  (iii) "SERVING AT THE REQUEST OF THE CORPORATION" shall include any service which imposes duties on, or involves services by, a Director or officer of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

                  (iv) "FINES" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

                  (v) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 8.1 and 8.2; and

                  (vi) Service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a Director or officer of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director or officer of the partnership, joint venture, trust or other enterprise.

         SECTION 8.9 SAVINGS CLAUSE. If this Article 8 or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director or officer of the Corporation as to costs, charges and expenses (including attorneys'

fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 8 that shall not have been invalidated and to the full extent permitted by applicable law.

         SECTION 8.10 INSURANCE. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

                                    ARTICLE 9
                               GENERAL PROVISIONS

         SECTION 9.1 DIVIDENDS. The Board of Directors, subject to any restrictions contained in the Certificate of Incorporation, may declare dividends upon the shares of the Corporation's capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of Delaware and the Certificate of Incorporation.

         SECTION 9.2 RESERVES. By resolution of the Board of Directors, the directors may set apart out of any of the funds of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 9.3 AUTHORITY TO SIGN INSTRUMENTS. Any checks, drafts, bills of exchange, acceptances, bonds, notes or other obligations or evidences of indebtedness of the Corporation, and all deeds, mortgages, indentures, bills of sale, conveyances, endorsements, assignments, transfers, stock powers, or other instruments of transfer, contracts, agreements, dividend and other orders, powers of attorney, proxies, waivers, consents, returns, reports, certificates, demands, notices, or documents and other instruments or writings of any nature whatsoever may be signed, executed, verified, acknowledged, and delivered, for and in the name and on behalf of the Corporation, by such officers, agents, or employees of the Corporation, or any of them, and in such manner, as from time to time may be authorized by the Board of Directors, and such authority may be general or confined to specific instances.

         SECTION 9.4 FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 9.5 SEAL. The corporate seal shall have inscribed thereon the name of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 9.6 TRANSACTIONS WITH DIRECTORS AND OFFICERS. No contract or other transaction between the Corporation and any other corporation and no other act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the directors of the Corporation are peculiarly or otherwise interested in such contract, transaction or other act, or are directors or officers of such other corporation. Any director of the Corporation, individually, or any firm or corporation of which any such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation; provided, however, that the fact that the director, individually, or the firm or corporation is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any annual meeting or at any special meeting, called for that purpose, of the Board of Directors at which action upon any contract or transaction shall be taken. Any director of the Corporation who is so interested may be counted in determining the existence of a quorum at any such annual or special meeting of the Board of Directors which authorizes such contract or transaction, and may vote thereat to authorize such contract or transaction with like force and effect as if such director were not such director or officer of such other corporation or not so interested. Every director of the Corporation is hereby relieved from any disability which might otherwise prevent such director from carrying out transactions with or contracting with the Corporation for the benefit of such director or any firm, corporation, trust or organization in which or with which such director may be in anywise interested or connected.

         SECTION 9.7 AMENDMENTS. These Bylaws may be amended or repealed, or new Bylaws may be adopted only, (i) by the Board of Directors at any duly held meeting or pursuant to a written consent in lieu of such meeting, or (ii) by the affirmative vote of the holders of a majority of at least eighty (80%) percent of the voting power entitled to vote thereon represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting.

         SECTION 9.8 TABLE OF CONTENTS; HEADINGS. The Table of Contents and headings used in these Bylaws have been inserted for convenience only and do not constitute matters to be construed in interpretation.

                            CERTIFICATE BY SECRETARY


         The undersigned, being the secretary of the Corporation, hereby certifies that the foregoing code of Bylaws was duly adopted by the initial Directors of the Corporation effective on December 16, 1999.

         IN WITNESS WHEREOF, I have signed this certification as of the date first above written.

                                            /s/ Clay C. Scott
                                            -----------------------------------
                                            Clay C. Scott